PREMIER EQUITY FUNDS, INC.

ARTICLES OF AMENDMENT


          PREMIER EQUITY FUNDS, INC., a Maryland corporation having its principal office in the State of Maryland at 32 South
Street, Baltimore, Maryland (hereinafter called the
"Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

          FIRST:    The charter of the Corporation is hereby
amended by striking Article FIRST of the Articles of Amendment and Restatement and inserting in lieu thereof the following:

               FIRST:    The name of the
               corporation (hereinafter called
               the "corporation") is Dreyfus
               Premier Equity Funds, Inc.

          SECOND:   The charter of the Corporation is hereby
further amended by redesignating the issued and unissued shares of each of its classes of Common Stock, as follows:

Old Designation                    New Designation


Premier Aggressive Growth Fund     Dreyfus Premier Aggressive
Class A Common Stock               Growth Fund Class A Common
                                   Stock

Premier Aggressive Growth Fund     Dreyfus Premier Aggressive
Class B Common Stock               Growth Fund Class B Common
                                   Stock

Premier Aggressive Growth Fund     Dreyfus Premier Aggressive
Class C Common Stock               Growth Fund Class C Common
                                   Stock

Premier Aggressive Growth Fund     Dreyfus Premier Aggressive
Class R Common Stock               Growth Fund Class R Common
                                   Stock

Premier Growth and Income Fund     Dreyfus Premier Growth and
Class A Common Stock               Income Fund Class A Common
                                   Stock

Premier Growth and Income Fund     Dreyfus Premier Growth and
Class B Common Stock               Income Fund Class B Common
                                   Stock

Premier Growth and Income Fund     Dreyfus Premier Growth and
Class C Common Stock               Income Fund Class C Common
                                   Stock

Premier Growth and Income Fund     Dreyfus Premier Growth and
Class R Common Stock               Income Fund Class R Common
                                   Stock

Premier Emerging Markets Fund      Dreyfus Premier Emerging
Class A Common Stock               Markets Fund Class A Common
                                   Stock

Premier Emerging Markets Fund      Dreyfus Premier Emerging
Class B Common Stock               Markets Fund Class B Common
                                   Stock

Premier Emerging Markets Fund      Dreyfus Premier Emerging
Class C Common Stock               Markets Fund Class C Common
                                   Stock

Premier Emerging Markets Fund      Dreyfus Premier Emerging
Class R Common Stock               Markets Fund Class R Common
                                   Stock

          THIRD:    The Corporation is registered as an open-end
investment company under the Investment Company Act of 1940, as amended.

          FOURTH:   These Articles of Amendment were approved by
at least a majority of the entire Board of Directors of the Corporation and are limited to changes expressly permitted by
Section 2-605 of subtitle 6 of Title 2 of the Maryland General Corporation Law to be made without action by the stockholders of the Corporation.

          The undersigned Vice President of the Corporation acknowledges these Articles of Amendment to be the corporate act of the Corporation and states that to the best of her knowledge, information and belief, the matters and facts set forth in these Articles with respect to the authorization and approval of the amendment of the Corporation's charter are true in all material respects, and that this statement is made under the penalties of perjury.


          IN WITNESS WHEREOF, Premier Equity Funds, Inc. has caused this instrument to be signed in its name and on its behalf by its Vice President, and witnessed by its Assistant Secretary on the 27th day of March, 1997.


                         PREMIER EQUITY FUNDS, INC.



                         By:___________________________________
                            Elizabeth A. Keeley, Vice President


WITNESS:



______________________________________
Douglas C. Conroy, Assistant Secretary



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